Exhibit 10.4

AMENDMENT TO THE MASTER SERVICES AGREEMENT
BETWEEN
VONAGE NETWORK INC.
AND TELECOMMUNICATIONS SYSTEMS, INC.

WHEREAS Vonage Network Inc. (“Vonage”) and Telecommunications Systems, Inc. (“TCS”) are parties to the Master Services Agreement dated June 8, 2005 (the “Agreement”);

WHEREAS effective this 26th day of May, 2006, the parties wish to modify and amend the Agreement;

WHEREAS the parties acknowledge that all of the definitions and terms shall have the same meaning in this Amendment to the Agreement between Vonage and TCS (“Amendment”) as the definitions and terms in the Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that the Exhibit D to the Agreement shall be amended with the addition of a new subsection as follows:

Exhibit D TCS VoIP E9-1-1 PSAP Outreach Activities Statement of Work

4.3           Activation Incentive Plan

The price for performing outreach tasks shall be subject to the following incentive plan:

•      If TCS attains *% completion of the overall Vonage Line count totaling * lines by the close of business on April 3, 2006, then the TCS incentive team shall share a $100 pay out.

•      If TCS attains *% completion of the overall Vonage Line count totaling * lines by the close of business on April 10, 2006, then the TCS incentive team shall share a $100 pay out.

•      If TCS attains *% completion of the overall Vonage Line count totaling * lines by the close of business on April 10, 2006, then the TCS incentive team shall share a $100 pay out.

This will be for a maximum of $* per payout level.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

VONAGE NETWORK INC.		TELECOMMUNICATIONS SYSTEMS, INC.

By:	/s/ LOUIS MAMAKOS	By:	/s/ RICHARD A. YOUNG

Print Name:	Louis Mamakos	Print Name:	Richard A. Young

Title:	President	Title:	Executive Vice President & COO

*       Pages where confidential treatment has been requested are stamped, “Confidential treatment has been requested.  The redacted material has been separately filed with the Commission.”  All redacted material has been marked by an asterisk (*).

[VONAGE LETTERHEAD]

November 2, 2006

VIA FAX AND OVERNIGHT MAIL

TeleCommunication Systems, Inc.
275 West Street
Annapolis, MD 21401
Attn: Celeste Ciecierski

Dear Ms. Ciecierski

An administrative error has come to our attention regarding the naming of recent amendments to the Master Sales Agreement between TeleCommunication Systems, Inc. (“TCS”) and Vonage Network Inc. (“Vonage”) dated June 8, 2005 (the “Agreement”).  Specifically, our files contain the following amendments to the Agreement:

•              “Amendment to the Master Services Agreement Between Vonage Network Inc. and TeleCommunications Systems, Inc.”; and

•              “Amendment #1 to the Master Sales Agreement Between Vonage Network Inc. and TeleCommunications Systems, Inc.”.

This confirms that the respective documents should correctly be identified and referred to as:

•              “Amendment #1 to the Master Sales Agreement Between Vonage Network Inc. and TeleCommunication Systems, Inc.”; and

•              “Amendment #2 to the Master Sales Agreement Between Vonage Network Inc. and TeleCommunication Systems, Inc.”.

In addition, any and all references to “Master Services Agreement” under new Amendment #1 shall hereafter be read to mean “Master Sales Agreement,” and any references to “Amendment” shall be read to mean “Amendment #1.”  Similarly, any and all references to “Amendment #1” under new Amendment #2 shall hereafter be read to mean “Amendment #2.”  References to “TeleCommunications Systems, Inc.” shall hereafter be read to mean “TeleCommunication Systems, Inc.” throughout both documents.

If you have any questions, please do not hesitate to contact me directly at 732.231.6237.  Thank you for your attention to this matter.

Sincerely,

VONAGE NETWORKS INC.

/s/ ED MULLIGAN by Marilyn Picot
Ed Mulligan
Vice President - Carrier Operations

ACCEPTED AND AGREED:

By:	/s/ A. CELESTE CIECIERSKI

Name:	A. Celeste Ciecierski

Title:	Director of Contracts

cc:                                 Dave Rao
Joe Brucchieri
Zenas Choi